J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 8, 2016

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated July 1, 2015, as supplemented

Upcoming Portfolio Manager Changes. Christopher Nauseda will be retiring from J.P. Morgan Investment Management Inc. (“JPMIM”) on July 1, 2016. Mr. Nauseda will continue to serve on the portfolio management team for the Fund until April 15, 2016 (the “Effective Date”). On the Effective Date, all references to Mr. Nauseda are hereby deleted from the Fund’s prospectuses and Statement of Additional Information. There are no other changes to the portfolio management team and the Fund will continue to be managed by Barbara Miller and Richard Figuly.

SUP-CB-316